BARRETT INTERNATIONAL SHARES


--------------------------------------------------------------------------------












                                SEMIANNUAL REPORT
                               SEPTEMBER 30, 1998

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   BARRETT INTERNATIONAL SHARES ARE A CLASS OF THE SCUDDER INTERNATIONAL FUND

         Board of Directors

         DANIEL PIERCE                       Chairman of the Board and Director
         PAUL BANCROFT III                   Director; Venture Capitalist and Consultant
         SHERYLE J. BOLTON                   Director; Chief Executive Officer, Scientific Learning Corporation
         WILLIAM T. BURGIN                   Director; General Partner, Bessemer Venture Partners
         THOMAS J. DEVINE                    Director; Consultant
         KEITH R. FOX                        Director; Private Equity Investor
         WILLIAM H. GLEYSTEEN, JR.           Director; Consultant; Guest Scholar, Brookings Institute
         WILLIAM H. LUERS                    Director; President, The Metropolitan Museum of Art
         WILSON NOLEN                        Director; Consultant
         KATHRYN L. QUIRK                    Director; Vice President and Assistant Secretary
         JOAN SPERO                          President, Doris Duke Charitable Foundation

--------------------------------------------------------------------------------

         Honorary Director

         ROBERT G. STONE, JR.                Chairman Emeritus and Director, Kirby Corporation

--------------------------------------------------------------------------------
         Officers

         NICHOLAS BRATT                      President
         ELIZABETH J. ALLAN                  Vice President
         IRENE T. CHENG                      Vice President
         JOYCE E. CORNELL                    Vice President
         SUSAN E. DAHL                       Vice President
         CAROL L. FRANKLIN                   Vice President
         EDMUND B. GAMES, JR.                Vice President
         THERESA GUSMAN                      Vice President
         JERARD K. HARTMAN                   Vice President
         THOMAS W. JOSEPH                    Vice President
         SHERIDAN REILLY                     Vice President
         THOMAS F. MCDONOUGH                 Vice President and Secretary
         JOHN R. HEBBLE                      Treasurer
         RICHARD W. DESMOND                  Assistant Secretary
         CAROLINE PEARSON                    Assistant Secretary


Dear Shareholder:

     We are pleased to provide you with the September 30, 1998 semiannual report for the Barrett International Shares, a class of shares of the Scudder International Fund (the "Fund").

     The overseas investment environment was extremely volatile over the Fund's most recent semiannual period. The third quarter of 1998, especially, was a difficult period across virtually all international equity markets. The problems that began in Asia last summer, and more recently manifested themselves in the Russian default and the collapse in Latin American equities, finally spread to the developed markets. There was a heightened awareness of risk, and a general flight to the safest and most liquid investments, such as U.S. Treasury bonds. The management discussion beginning on page 5 outlines the investment strategy of the Fund going forward in light of the current market conditions.

     Thank you for your investment in the Barrett  International  Shares. Should
you  have  any  questions   regarding  your   investment,   please  call  us  at
1-800-854-8525.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President

Portfolio Summary
September 30, 1998

Geographical
(Excludes 10% Cash Equivalents)
-----------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Europe                         85%
      Japan                           9%
      Pacific Basin                   4%
      Canada                          1%
      Latin America                   1%
   --------------------------------------
                                    100%
   --------------------------------------


The Fund reduced its holdings in Japan and was heavily overweighted in Europe.



Sectors
(Excludes 10% Cash Equivalents)
-----------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Manufacturing                  21%
      Financial                      17%
      Energy                          8%
      Media                           8%
      Communications                  7%
      Health                          7%
      Consumer Staples                7%
      Service Industries              5%
      Technology                      4%
      Other                          16%
   --------------------------------------
                                    100%
   --------------------------------------


The Fund's defensive strategy meant increased exposure to local providers of goods and services within their respective countries.



Ten Largest Equity Holdings
(18% of Portfolio)
-----------------------------------------

    1. Hoechst AG
       Chemical producer
    2. Nokia AB
       Manufacturer of telecommunication
       systems and equipment
    3. VIAG AG
       Provider of electrical power and
       natural gas services, aluminum
       products, chemicals, ceramics and
       glass
    4. Societe Lyonnaise des Eaux S.A.
       Water utility
    5. Muenchener Rueckversicherungs-
       Gesellschaft AG
       Provider of comprehensive
       reinsurance services
    6. Nestle SA
       Food manufacturer
    7. Deutsche Telekom AG
       Telecommunication services
    8. Mannesmann AG
       Diversified construction and
       technology company
    9. Orange PLC
       Operator of digital mobile
       telephone network
   10. Allianz AG
       Multi-line insurance company


All ten of the portfolio's top holdings were European companies.







For more complete details about the Fund's investment portfolio, see page 9. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Dear Shareholder:

     On a relative basis, the Shares' performance held up quite well during the period, although absolute returns were disappointing. For the period from April 3, 1998 through September 30, 1998, the Barrett International Shares of Scudder International Fund experienced a total return of -9.72%. This performance exceeded the -14.04% return of the MSCI EAFE plus Canada Index for the same period.

Emerging Markets Initiate Downward Global Trend

     The six-month period was a savage one for the global equity markets, particularly the quarter ended September 30, suggesting a possible end to both the global bull market and the strong dollar of recent years. International exchanges were hit particularly hard: in U.S. dollars, Europe fell by 10%, the Japanese market dropped nearly 17%, and emerging markets in aggregate plummeted another 40%. Severe local market declines were mitigated in part by foreign currency gains against the dollar.

     Driving these markets broadly downward was a renewed awareness of risk and a sharp collapse in confidence on the part of investors. Economic growth has been called into question, as has the soundness of financial systems around the world. Investors everywhere were fleeing from stocks, seeking instead the relative safety and liquidity of cash and bonds.

     The root of these tremors traces back to the emerging markets, particularly those of Asia where the financial and economic malaise has worsened over the past year. Japan could offer no respite, as it continued to waver on solving its own problems. Then there was the shock of a Russian default on certain government debt obligations, which in turn called into doubt the financial stability of Brazil. Hedge funds and others with high risk investment strategies were caught, as risk premiums skyrocketed and credit availability became scarce. Through the global financial markets, what began as isolated local problems have now come to present real troubles for the developed economies of Europe and the United States. The current situation has made very clear the extent to which the world's economies and markets are closely interconnected.

Portfolio Strategy:  A  Defensive  Focus

     Diversification offered scant help in this environment. Country selection mattered little toward the end of the period, as all major markets fell by about the same amount. What did make a difference for performance, however, was the choice of sectors and stocks.

The upheaval in the market environment was sudden, and led us to do more repositioning than usual. Our general tactic during much of the period was to continue adjusting the portfolio to a more defensive stance. From a sector perspective, that meant reduced exposure to financials, and to global cyclical businesses such as providers of infrastructure or bulk commodity producers. Any company with meaningful exposure to Russia or Brazil was also undesirable. Correspondingly, this meant increased exposure to providers of telecommunication services, utilities, local retail companies, and other similarly domestic businesses. Thematically, we also turned a more cynical eye toward restructuring promises. Realigning assets becomes more difficult under tough capital market conditions, and cutting costs will be more difficult should the growth environment be slower than expected.

Sectors that performed particularly poorly during the quarter were the global cyclicals and financials. We have been underweighted in global cyclicals since last summer when the Asian crisis first took hold. We further sold down positions in this area, exiting names such as Ericsson, Alcatel Alsthom and Ciba Specialty Chemicals. Among the financials, we began the period with large European holdings in both insurance and banking companies. We had begun to aggressively lighten these positions as the market was peaking, and entered the August collapse with a solid head start. Names sold include Credit Suisse, Dresdner Bank, and HSBC Holdings. At the end of the period, only one bank ranked among the top 20 portfolio holdings.

The defensive domestic sectors held up relatively well during the period. Canal Plus, a domestic French media company, was a standout performer. Deutsche Telekom performed very well among the domestic telephone companies, while French food retailer Casino was solid and Societe Lyonnais was the pacesetter among the utility holdings.

Outlook:  Continued Volatility Expected

There is a high level of uncertainty right now as to the ultimate direction of the global economy and capital markets. It is very possible that a major transition point has been reached. Downgrades of expected economic activity raise the spectre of falling price levels and outright deflation going forward. Whether the path will be hostile or benign is unclear. What is certain, however, is that volatility will remain with the markets for quite some time as current problems are worked through slowly.

Our long-term portfolio strategy in this environment remains fundamentally unchanged. We continue to emphasize the European markets, focusing particularly on companies and industries undergoing longer term change. This could fall in the category of corporate restructuring, industry realignment, or new growth opportunities. We remain optimistic that Europe will benefit from three favorable trends: continued corporate restructuring, stronger economic growth, and the potential presented by European Monetary Union. We will maintain our cautious stance toward Japanese investments, and remain significantly underweighted there, as we wait for greater evidence of political or corporate leadership and desire for change. Our investments there are gradually focusing more and more on the potential beneficiaries of domestic reform, and less on the global blue chip companies. Direct investments in the emerging markets remain at a minimum.

As we work toward achieving a better insight on the future path of global equity markets, we maintain a high degree of flexibility in the portfolio. As part of that effort, we have been less inclined to make large commitments to any one theme or sector. We have also introduced more exposure to areas not well represented in the portfolio for several years, such as the oil and metals industries. Going forward, we expect that our fundamental research efforts will help us develop a clearer view of the longer term investment ramifications of the current market turmoil.

Sincerely,

Your Portfolio Management Team


/s/Irene T. Cheng                /s/Nicholas Bratt

Irene T. Cheng                   Nicholas Bratt


/s/Deborah A. Chaplin            /s/Carol L. Franklin

Deborah A. Chaplin               Carol L. Franklin


/s/Joan R. Gregory               /s/Sheridan Reilly

Joan R. Gregory                  Sheridan Reilly

  ---------------------------------------------------------------------------

     A Team Approach to Investing

     Irene Cheng, Lead Portfolio Manager, joined the Adviser in 1993 as a portfolio manager. Ms. Cheng, who has over 14 years of industry experience, focuses on portfolio management and equity strategy for the Adviser's international equity accounts.

     Nicholas Bratt, Portfolio Manager, directs the Adviser's overall global equity investment strategies. Mr. Bratt joined the Adviser and the team in 1976.

     Deborah A. Chaplin, Portfolio Manager, has focused on stock selection and investment strategy since joining the portfolio management team in 1998. Ms. Chaplin, who joined the Adviser in 1996 as a portfolio manager, has six years of experience in investment management as both a securities analyst and equity portfolio manager.

     Carol L. Franklin, Portfolio Manager, joined the portfolio management team in 1986. Ms. Franklin, who has over 20 years of experience in finance and investing, joined the Adviser in 1981.

     Joan Gregory, Portfolio Manager, focuses on stock selection, a role she has played since she joined the Adviser in 1992. Ms. Gregory, who joined the team in 1994, has been involved with investment in global and international stocks.

     Sheridan Reilly, Portfolio Manager, joined the Adviser in 1995 and is a member of the Adviser's Global Equity Group. Mr. Reilly has over 10 years of industry experience focusing on strategies for global portfolios, currency hedging and foreign equity markets.

  ---------------------------------------------------------------------------

Scudder International Fund/Barrett International Shares
Investment Portfolio
September 30, 1998

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.7%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/1998 at 5.4%, to be
  repurchased at $17,588,637 on 10/1/1998, collateralized by a $17,177,000 U.S.                                    -----------
  Treasury Bond, 6%, 8/15/2000 (Cost $17,586,000) .......................................     17,586,000            17,586,000
                                                                                                                   -----------
Commercial Paper 9.6%
------------------------------------------------------------------------------------------------------------------------------
United States 9.6%
Baxter International Inc., 5.4%, 10/9/1998** ............................................     25,000,000            24,970,000
Baxter International Inc., 5.52%, 10/29/1998** ..........................................     25,000,000            24,892,667
Baxter International Inc., 5.52%, 10/30/1998** ..........................................     23,000,000            22,897,727
Bell Atlantic Network Funding Corp., 5.54%, 10/2/1998** .................................     37,150,000            37,144,283
Falcon Asset Securitization Corp., 5.52%, 10/9/1998** ...................................     50,000,000            49,938,667
Falcon Asset Securitization Corp., 5.5%, 11/5/1998** ....................................     25,000,000            24,866,319
GTE Corp., 5.58%, 10/1/1998** ...........................................................     25,000,000            25,000,000
Madison Funding Corp., 5.58%, 10/29/1998** ..............................................     15,265,000            15,198,750
Sanwa Business Credit Corp., 5.74%, 10/8/1998** .........................................     23,000,000            22,974,329
------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $247,882,742)                                                                         247,882,742
------------------------------------------------------------------------------------------------------------------------------

Bonds 0.3%
------------------------------------------------------------------------------------------------------------------------------
Japan
IBJ Preferred Capital Co., 8.79% to 6/30/2008, variable based on LIBOR to 12/29/2049 ....      4,581,000             3,252,510
Sumitomo Bank, 9.4% to 6/30/2008, variable based on LIBOR to 12/29/2049 .................      5,346,000             4,437,180
------------------------------------------------------------------------------------------------------------------------------
Total Bonds (Cost $9,927,000)                                                                                        7,689,690
------------------------------------------------------------------------------------------------------------------------------

Convertible Bonds 0.1%
------------------------------------------------------------------------------------------------------------------------------
Philippines
International Container Terminal Services, Inc., 1.75%, 3/13/2004 (Putable 3/13/2002)                              -----------
  (Cost $3,022,001) .....................................................................      2,753,000             1,899,570
                                                                                                                   -----------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 89.3%
------------------------------------------------------------------------------------------------------------------------------
Argentina 0.8%
YPF S.A. "D" (ADR) (Petroleum company) ..................................................        789,600            20,529,600
                                                                                                                   -----------
Australia 0.9%
AMP Ltd.* (Life insurance, annuities, pensions, other financial services) ...............        531,200             6,436,895
WMC Ltd. (Mineral exploration and production) ...........................................      2,378,600             7,155,725
Woodside Petroleum Ltd. (Major oil and gas producer) ....................................      1,814,600             9,483,629
                                                                                                                   -----------
                                                                                                                    23,076,249
                                                                                                                   -----------


    The accompanying notes are an integral part of the financial statements.

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Canada 1.2%
Canadian National Railway (Railroad operator) ...........................................        696,000            31,367,793
                                                                                                                   -----------
China 0.7%
Anhui Expressway Co., Ltd. "H"* (Developer and manager of toll highways in Anhui
  province) .............................................................................     18,717,000             2,222,233
China Telecommunications* (Telecommunication services) ..................................      1,576,000             2,471,144
GZI Transport Ltd. (Developer and operator of toll highways in Guangdong Province) ......      4,524,000               945,808
Jiangsu Expressway Co., Ltd. "H" (Builder and manager of the Shanghai-Nanjing
  expressway) ...........................................................................     14,973,000             3,400,847
Shenzhen Expressway Co. "H" (Highway developer) .........................................     15,964,000             3,893,759
Sichuan Expressway Co. (Developer of toll roads, bridges and tunnels) ...................     18,436,000             1,522,693
Zhejiang Expressway Co., Ltd. "H" (Road construction and management) ....................     16,126,000             2,892,724
                                                                                                                   -----------
                                                                                                                    17,349,208
                                                                                                                   -----------
Finland 2.0%
Nokia AB "A" (Manufacturer of telecommunication systems and equipment) ..................        638,200            50,714,555
Pohjola Insurance Co., Ltd. "B" (Insurance company) .....................................          4,300               170,004
                                                                                                                   -----------
                                                                                                                    50,884,559
                                                                                                                   -----------
France 17.9%
AXA S.A. (Insurance group providing insurance, finance and real estate services) ........        279,839            25,639,372
Accor S.A. (Catering, hotels, travel services) ..........................................        149,815            31,439,450
Bouygues SA (Conglomerate: public works, real estate and industrial development,
  engineering services, television and motion pictures) .................................        204,123            37,003,241
Canal Plus (Leading pay television network) .............................................        150,506            36,584,213
Carrefour (Hypermarket operator and food retailer) ......................................         18,289            11,599,050
Christian Dior (Leading fashion house) ..................................................         87,468             7,029,808
Credit Commercial de France (Bank) ......................................................        220,059            14,148,924
Etablissements Economiques du Casino Guichard-Perrachon S.A. (pfd.) (Operator of
  supermarkets and convenience stores) ..................................................        353,424            22,458,656
France Telecom SA (Telecommunication services) ..........................................        277,643            16,438,116
Groupe Danone (Producer of packaged foods and beverages) ................................         77,682            20,436,425
L'Air Liquide (World's leading producer of industrial gases) ............................         47,305             7,502,427
LVMH Moet-Hennessy Louis Vuitton SA (Producer of wines, spirits and luxury products) ....        129,806            17,735,277
Lagardere S.C.A. (Holding company with interests in publishing, defense, audiovisual
  production and services, telecommunications and media) ................................        665,203            18,996,974
Pernod Ricard (Manufacturer of spirits, whiskey, wines, and fruit juices) ...............        141,714            10,440,432
Rhone-Poulenc S.A. "A" (Medical, agricultural and consumer chemicals) ...................        569,677            23,909,931
Schneider S.A. (Manufacturer of electronic components and automated manufacturing
  systems) ..............................................................................        181,939             9,488,344
Societe Lyonnaise des Eaux S.A. (Water utility) .........................................        283,501            48,304,184


    The accompanying notes are an integral part of the financial statements.

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Societe Nationale Elf Aquitaine (Petroleum company) .....................................        314,064            38,759,483
Television Francaise (Television broadcasting) ..........................................         99,775            17,107,035
Thomson CSF (Manufacturer of aerospace systems and industrial electronics products) .....        739,031            22,570,467
Total S.A. "B" (International oil and gas exploration, development and production) ......        205,708            25,938,070
                                                                                                                   -----------
                                                                                                                   463,529,879
                                                                                                                   -----------
Germany 19.9%
Allianz AG (Multi-line insurance company) ...............................................        133,730            41,481,565
BASF AG (Leading international chemical producer) .......................................        788,252            29,878,949
BHF-Bank AG (Universal banking services) ................................................        527,515            17,057,882
Bayerische Vereinsbank AG (Commercial bank) .............................................        498,694            36,731,257
Deutsche Telekom AG (Telecommunication services) ........................................      1,264,853            39,310,082
Deutsche Telekom AG (ADR) ...............................................................        152,400             4,486,275
Heidelberger Druckmaschinen AG* (Manufacturer of commercial printing presses) ...........         99,402             6,964,301
Hoechst AG (Chemical producer) ..........................................................      1,268,710            52,421,324
Mannesmann AG (Diversified construction and technology company) .........................        477,886            43,783,681
Metro AG (Operator of building, clothing and food stores and supermarkets) ..............        226,456            15,771,031
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (pfd.) (Insurance company) ...         95,718            42,243,280
Muenchener Rueckversicherungs-Gesellschaft AG (Warrants), expire 6/3/02* ................          4,095               161,843
Muenchener Rueckversicherungs-Gesellschaft AG (New)* ....................................          4,095             1,802,344
RWE AG (pfd.) (Producer and marketer of petroleum and chemical products) ................        379,238            17,611,250
SAP AG (pfd.) (Computer software manufacturer) ..........................................         65,964            31,323,963
Schering AG (Pharmaceutical and chemical producer) ......................................        302,772            31,320,616
Siemens AG (Leading electrical engineering and electronics company) .....................        354,902            19,615,830
VEBA AG (Electric utility, distributor of oil and chemicals) ............................        632,736            32,963,880
VIAG AG (Provider of electrical power and natural gas services, aluminum products,
  chemicals, ceramics and glass) ........................................................         73,243            50,350,588
                                                                                                                   -----------
                                                                                                                   515,279,941
                                                                                                                   -----------
Hong Kong 2.2%
Cheung Kong Holdings Ltd. (Real estate company) .........................................      3,109,000            14,444,065
Citic Pacific Ltd. (Diversified holding company) ........................................      6,019,000            10,564,010
Cosco Pacific Ltd. (Investment holding company) .........................................      7,092,000             2,928,763
Hutchison Whampoa, Ltd. (Container terminal and real estate company) ....................      2,363,584            12,475,556
Kerry Properties, Ltd. (Real estate company) ............................................      7,066,155             2,416,543
New World Development Co., Ltd. (Property investment and development, construction
  and engineering, hotels and restaurants, telecommunications) ..........................      5,979,298             7,986,493


    The accompanying notes are an integral part of the financial statements.

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
New World Infrastructure Ltd.* (Investment and operation of infrastructure projects) ....      4,600,200             4,719,646
                                                                                                                   -----------
                                                                                                                    55,535,076
                                                                                                                   -----------
Hungary 0.1%
First Hungary Fund "A"* (Investment company) ............................................          3,619             2,804,725
                                                                                                                   -----------
Italy 7.0%
Arnoldo Mondadori Editore SpA* (Book publisher) .........................................        763,000             8,870,696
Banca Commerciale Italiana SpA (Commercial bank) ........................................      3,046,000            18,315,491
Banca Nazionale del Lavoro* (Universal bank) ............................................      5,841,800            15,059,287
Banca di Roma SpA* (Commercial and savings bank) ........................................     11,694,600            20,900,927
Credito Italiano SpA (Commercial bank) ..................................................      2,337,800             9,744,374
Finmeccanica SpA* (Real estate developer) ...............................................     19,755,800            16,409,307
Gruppo Editoriale L'Espresso (Publisher) ................................................      1,110,800             8,748,576
Istituto Bancario San Paolo di Torino (Commercial bank) .................................        640,900             8,056,873
Istituto Nazionale delle Assicurazione (Insurance company) ..............................      5,411,200            13,768,957
La Rinascente SpA (Department store chain) ..............................................        976,100             8,562,903
Olivetti SpA* (Manufacturer of office and computer equipment and office furninshings) ...      6,115,500            12,911,982
Telecom Italia SpA (Telecommunications, electronics and network construction) ...........      5,777,000            39,811,811
                                                                                                                   -----------
                                                                                                                   181,161,184
                                                                                                                   -----------
Japan 7.6%
Canon Inc. (Leading producer of visual image and information equipment) .................        630,000            12,779,934
Daiwa Securities Co., Ltd. (Brokerage and other financial services) .....................      3,321,000             7,782,644
Fujitsu Ltd. (Leading manufacturer of computers) ........................................      1,511,000            13,057,342
Matsushita Electric Industrial Co., Ltd. (Leading manufacturer of consumer electronic
  products) .............................................................................        996,000            13,530,428
Minebea Co., Ltd. (Manufacturer of bearings, electronic equipment, machinery parts) .....      1,316,000            10,707,257
Murata Manufacturing Co., Ltd. (Leading maker of ceramic capacitors and filters) ........        394,000            13,301,648
Nichiei Co., Ltd. (Finance company for small and medium-sized firms) ....................        134,010             9,038,683
Nikko Securities Co., Ltd. (Leading securities broker and dealer) .......................      3,604,000             7,733,226
Nintendo Co., Ltd. (Game equipment manufacturer) ........................................        247,200            23,244,584
Nippon Telegraph & Telephone Corp. (Leading telecommunications company) .................          1,570            11,440,132
Nomura Securities Co., Ltd. (Financial advisor, securities broker and underwriter) ......      1,463,000            10,499,744
Sony Corp. (Consumer electronic products manufacturer) ..................................        173,600            12,064,914
Sumitomo Electric Industries, Ltd. (Leading manufacturer of electric wires and cables) ..        889,000             8,606,796
Taisho Pharmaceutical Co., Ltd.* (Pharmaceutical company) ...............................        314,000             6,599,634
Teijin Ltd. (Manufacturer of polyester products) ........................................      3,881,000            10,231,856


    The accompanying notes are an integral part of the financial statements.

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Tokyo Electron Ltd. (Leading semiconductor production equipment manufacturer) ...........        438,000            10,681,362
Yamanouchi Pharmaceutical Co., Ltd. (Leading manufacturer of ethical drugs) .............        710,000            15,286,708
                                                                                                                   -----------
                                                                                                                   196,586,892
                                                                                                                   -----------
Netherlands 4.8%
AEGON Insurance Group NV (Insurance company) ............................................        395,070            31,322,793
Akzo Nobel N.V. (Producer and marketer of healthcare products, coatings, chemicals
  and fibers) ...........................................................................        499,500            17,772,025
Elsevier NV (International publisher of scientific, professional, business, and
  consumer information books) ...........................................................      1,685,000            25,054,432
Heineken Holding NV "A" (Producer and distributor of beers, spirits, wines, soft
  drinks) ...............................................................................      1,004,375            38,082,085
Royal Dutch Petroleum Co. (Owner of 60% of Royal Dutch/Shell Group) .....................        252,750            12,549,586
                                                                                                                   -----------
                                                                                                                   124,780,921
                                                                                                                   -----------
Philippines 0.0%
International Container Terminal Services, Inc. (Containerized cargo handling firm) .....     10,537,050               361,270
                                                                                                                   -----------
Portugal 0.5%
Portugal Telecom SA (Telecommunication services) ........................................        341,900            12,453,239
                                                                                                                   -----------
Sweden 1.6%
AGA AB "B" (Producer and distributor of industrial and medical gases) ...................        824,300            10,200,561
Skandia Foersaekrings AB (Financial conglomerate) .......................................      2,382,200            30,998,839
                                                                                                                   -----------
                                                                                                                    41,199,400
                                                                                                                   -----------
Switzerland 4.2%
Clariant AG (Registered) (Manufacturer of color chemicals) ..............................         47,253            21,702,696
Nestle SA (Registered) (Food manufacturer) ..............................................         22,050            43,991,379
Novartis AG (Bearer) (Pharmaceutical company) ...........................................         18,773            30,204,892
Novartis AG (Registered) ................................................................          6,550            10,529,158
UBS AG (Registered) (Provider of banking and management services) .......................         15,790             3,088,453
                                                                                                                   -----------
                                                                                                                   109,516,578
                                                                                                                   -----------
United Kingdom 17.9%
BOC Group PLC (Producer of industrial gases) ............................................      2,011,859            24,959,840
British Airways PLC (Provider of passenger and cargo airline services) ..................      1,432,813             8,766,242
British Petroleum PLC (Major integrated world oil company) ..............................      1,804,918            27,607,140
Carlton Communications PLC (Television post production products and services) ...........      2,212,684            14,740,998
Enterprise Oil PLC (Oil and gas exploration and production) .............................        800,631             5,391,668
General Electric Co., PLC (Manufacturer of power, communications and defense
  equipment and other various electrical components) ....................................      4,649,220            33,975,823
Glaxo Wellcome PLC (Pharmaceutical company) .............................................      1,287,211            37,998,897
Imperial Chemical Industries PLC* (Leading international chemical producer) .............      2,756,427            21,712,892


    The accompanying notes are an integral part of the financial statements.

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Lasmo PLC* (Oil production and exploration) .............................................      1,454,976             4,302,556
Monument Oil and Gas PLC (Oil and gas exploration and production company) ...............      6,205,262             4,086,517
Orange PLC* (Operator of digital mobile telephone network) ..............................      4,467,005            42,133,822
Pearson PLC (Diversified media and entertainment holding company) .......................      1,825,789            33,977,087
Pilkington PLC (Manufacturer of glass for building and transport markets) ...............      6,217,700             6,102,435
Reed International PLC (Publisher of scientific, professional and business to
  business materials) ...................................................................        754,167             6,357,270
Reuters Holdings PLC (International news agency) ........................................      4,738,583            39,782,940
Rio Tinto PLC (Mining and finance company) ..............................................      1,887,655            22,504,622
Shell Transport & Trading PLC (Part owner of Royal Dutch Shell Co.) .....................      4,738,555            28,689,451
SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare products) ..........      2,287,809            25,156,225
WPP Group PLC (Advertising agency) ......................................................      7,579,334            34,939,946
Zeneca Group PLC (Manufacturer of pharmaceutical and agrochemical products and
  specialty chemicals) ..................................................................      1,150,700            40,676,809
                                                                                                                 -------------
                                                                                                                   463,863,180
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,959,566,230)                                                                        2,310,279,694
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $2,237,983,973) (a)                                                   2,585,337,696
------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security.

**    Annualized yield at time of purchase; not a coupon rate (unaudited).

(a) The cost for federal income tax purposes was $2,241,370,078. At September 30, 1998, net unrealized appreciation for all securities based on tax cost was $343,967,618. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $556,690,289 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $212,722,671.


    The accompanying notes are an integral part of the financial statements.

Scudder International Fund/Barrett International Shares
Statement of Assets and Liabilities
September 30, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $2,237,983,973) ................  $2,585,337,696
                 Cash ...................................................................      29,777,080
                 Foreign currency holdings, at market (identified cost $160,482) ........         160,476
                 Receivable for investments sold ........................................      69,641,190
                 Receivable for Fund shares sold ........................................       3,134,199
                 Dividends and interest receivable ......................................       4,073,776
                 Foreign taxes recoverable ..............................................       5,213,128
                 Unrealized appreciation on forward currency exchange contracts .........         231,925
                 Other assets ...........................................................         180,984
                                                                                           -----------------
                 Total assets ...........................................................   2,697,750,454
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ......................................      70,990,505
                 Payable for Fund shares redeemed .......................................      10,950,633
                 Accrued management fee .................................................       1,830,682
                 Other payables and accrued expenses ....................................       1,223,917
                                                                                           -----------------
                 Total liabilities ......................................................      84,995,737
               ---------------------------------------------------------------------------------------------
                 Net assets, at market value ............................................  $2,612,754,717
               ---------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ....................................      27,255,968
                 Unrealized appreciation (depreciation) on:
                    Investments .........................................................     342,562,783
                    Foreign currency related transactions ...............................         616,625
                 Accumulated net realized gain ..........................................     260,636,783
                 Paid-in capital ........................................................   1,981,682,558
               ---------------------------------------------------------------------------------------------
                 Net assets, at market value ............................................  $2,612,754,717
               ---------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 International Shares
                 Net asset value, offering and redemption price per share
                 ($2,592,704,239 / 54,973,854 shares of capital stock
                 outstanding, $.01 par value, 100,000,000 shares                           -----------------
                 authorized) ............................................................         $47.16
                 Barrett International Shares                                              -----------------
                 Net asset value, offering and redemption price per share ($20,050,478
                 / 424,740 shares of capital stock outstanding, $.01 par value,            -----------------
                 100,000,000 shares authorized) .........................................         $47.21
                                                                                           -----------------


    The accompanying notes are an integral part of the financial statements.

Scudder International Fund/Barrett International Shares
Statement of Operations
For the six months ended September 30, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $4,724,003) ................   $  32,704,873
                 Interest ...............................................................       5,470,359
                                                                                            ----------------
                                                                                               38,175,232
                                                                                            ----------------
                 Expenses:
                 Management fee .........................................................      12,123,774
                 Services to shareholders ...............................................       3,471,577
                 Custodian and accounting fees ..........................................       1,182,378
                 Directors' fees and expenses ...........................................          26,197
                 Reports to shareholders ................................................         220,387
                 Auditing ...............................................................          73,701
                 Legal ..................................................................          23,264
                 Registration fees ......................................................          39,892
                 Other ..................................................................         309,160
                                                                                            ----------------
                                                                                               17,470,330
               ---------------------------------------------------------------------------------------------
                 Net investment income ..................................................      20,704,902
               ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ............................................................     262,733,309
                 Foreign currency related transactions ..................................      (1,271,680)
                                                                                            ----------------
                                                                                              261,461,629
                                                                                            ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ............................................................    (547,715,279)
                 Foreign currency related transactions ..................................         800,113
                                                                                            ----------------
                                                                                             (546,915,166)
               ---------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions .............................    (285,453,537)
               ---------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations ........   $(264,748,635)
               ---------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

Scudder International Fund/Barrett International Shares
Statements of Changes in Net Assets

                                                                             Six Months
                                                                                Ended            Year Ended
Increase (Decrease) in Net Assets                                        September 30, 1998    March 31, 1998
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ..................................  $   20,704,902    $   23,071,776
                 Net realized gain (loss) from investment transactions ..     261,461,629       283,592,889
                 Net unrealized appreciation (depreciation) on
                    investment transactions during the period ...........    (546,915,166)      229,773,170
                                                                           ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                    operations ..........................................    (264,748,635)      536,437,835
                                                                           ----------------  ----------------
                 Distributions to shareholders from:
                 Net investment income-- International Shares ...........              --       (12,911,722)
                                                                           ----------------  ----------------
                 Net realized gains-- International Shares ..............      (6,141,145)     (274,137,681)
                                                                           ----------------  ----------------
                 Net realized gains-- Barrett International Shares ......         (46,993)               --
                                                                           ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ..............................     932,734,834     1,071,204,110
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions .......................       5,855,384       269,844,500
                 Cost of shares redeemed ................................    (939,818,073)   (1,288,548,383)
                                                                           ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions ........................................      (1,227,855)       52,500,227
                                                                           ----------------  ----------------
                 Increase (decrease) in net assets ......................    (272,164,628)      301,888,659
                 Net assets at beginning of period ......................   2,884,919,345     2,583,030,686
                 Net assets at end of period (including undistributed
                    net investment income of $27,255,968 and               ----------------  ----------------
                    $6,551,066, respectively) ...........................  $2,612,754,717    $2,884,919,345
                                                                           ----------------  ----------------


    The accompanying notes are an integral part of the financial statements.

Scudder International Fund/International Shares
Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Shares (b)

                                               Six Months Ended
                                                 September 30,                     Years Ended March 31,
                                                     1998           1998        1997       1996        1995        1994
----------------------------------------------------------------------------------------------------------------------------
                                                  --------------------------------------------------------------------------
Net asset value, beginning of period ..........      $52.06       $ 48.07     $ 45.71    $ 39.72     $ 42.96     $ 35.69
                                                  --------------------------------------------------------------------------
Income from investment operations:
Net investment income .........................         .37           .43         .30        .38         .21         .31
Net realized and unrealized gain (loss) on
  investment transactions .....................       (5.16)         9.16        4.53       7.19       (1.03)       7.74
                                                  --------------------------------------------------------------------------
Total from investment operations ..............       (4.79)         9.59        4.83       7.57        (.82)       8.05
                                                  --------------------------------------------------------------------------
Less distributions:
From net investment income ....................          --          (.25)      (1.28)      (.40)         --        (.63)
In excess of net investment income ............          --            --          --         --          --        (.06)
From net realized gains on investment
  transactions ................................        (.11)        (5.35)      (1.19)     (1.18)      (2.42)       (.09)
                                                  --------------------------------------------------------------------------
Total distributions ...........................        (.11)        (5.60)      (2.47)     (1.58)      (2.42)       (.78)
                                                  --------------------------------------------------------------------------
                                                  --------------------------------------------------------------------------
Net asset value, end of period ................      $47.16       $ 52.06     $ 48.07    $ 45.71     $ 39.72     $ 42.96
                                                  --------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ..........................       (9.21)**      21.57       10.74      19.25       (2.02)      22.69
Ratios and Supplemental Data
Net assets, end of period ($ millions) ........       2,593         2,885       2,583      2,515       2,192       2,198
Ratio of operating expenses to average net
  assets (%) ..................................        1.16*         1.18        1.15       1.14        1.19        1.21
Ratio of net investment income to average net
  assets (%) (c) ..............................         .69**         .83         .64        .86         .48         .75
Portfolio turnover rate (%) ...................        64.0*         55.7        35.8       45.2        46.3        39.9

(a)   Based on monthly average shares outstanding during the period.
(b) On April 3, 1998, existing shares of the Fund were designated as International Shares.
(c) The ratio for the six months ended September 30, 1998 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
*     Annualized
**    Not annualized

Scudder International Fund/Barrett International Shares
Financial Highlights

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Barrett International Shares

                                                                                               For the Period
                                                                                                April 3, 1998
                                                                                              (commencement of
                                                                                               sale of Barrett
                                                                                                International
                                                                                                 Shares) to
                                                                                                September 30,
                                                                                                    1998
---------------------------------------------------------------------------------------------------------------
                                                                                              -----------------
Net asset value, beginning of period .......................................................      $52.40
                                                                                              -----------------
Income from investment operations:
Net investment income (loss) ...............................................................         .41
Net realized and unrealized gain (loss) on investment transactions .........................       (5.49)
                                                                                              -----------------
Total from investment operations ...........................................................       (5.08)
                                                                                              -----------------
Less distributions from net realized gains on investment transactions ......................        (.11)
                                                                                              -----------------
Net asset value, end of period .............................................................      $47.21
                                                                                              -----------------
---------------------------------------------------------------------------------------------------------------
Total Return (%) (a) .......................................................................       (9.72)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................................................          20
Ratio of operating expenses, net to average daily net assets (%) ...........................        1.02*
Ratio of net investment income (loss) to average daily net assets (%) (b) ..................         .77**
Portfolio turnover rate (%) ................................................................        64.0*

(a)   Based on monthly average shares outstanding during the period.
(b) The ratio for the six months ended September 30, 1998 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
*     Annualized
**    Not annualized

Scudder International Fund/Barrett International Shares
Notes to Financial Statements


                       A. Significant Accounting Policies

Scudder International Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

Effective April 3, 1998, under an "Agreement and Plan of Reorganization" (the "Reorganization") the Fund offered an additional class of shares. As part of this transaction, the Fund now comprises two share classes: International Shares and Barrett International Shares. Existing shares of the International Fund were redesignated as International Shares and existing shares of Institutional International Equity Portfolio were redesignated as Barrett International Shares. Under the Reorganization, the Fund acquired substantially all of the assets and liabilities of Institutional International Equity Portfolio in the tax-free reorganization to Scudder International Fund in exchange for 401,812 shares of common stock of the Barrett International Share Class (valued at $21,054,972 unaudited). The net assets of Institutional International Equity Portfolio transferred included unrealized depreciation of $4,790,940 (unaudited).

Investment income and realized and unrealized capital gains and losses, and certain fund-level expenses, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares except that each class bears expenses unique to that class. Each class of shares differs in its respective shareholder services and certain other class-specific expenses and expense reductions. All shares of the Fund have equal rights with respect to voting.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used.

Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, and foreign denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                              B. Share Transactions

The following table summarizes shares of capital stock and dollar activity in the Fund:

                                                                Six months ended                        Year ended
                                                               September 30, 1998                     March 31, 1998
                                                       -----------------------------------  ------------------------------------
                                                            Shares            Dollars            Shares           Dollars
International Shares
Shares outstanding at beginning of period                  55,412,474    $1,982,910,413         53,734,143    $1,921,042,575
                                                       --------------    --------------     --------------    --------------
Shares sold                                                17,158,887       910,498,182         21,147,508     1,071,204,110
Shares issued to shareholders in reinvestment
  of distributions                                            106,885         5,819,872          5,897,787       269,844,500
Shares redeemed                                           (17,704,391)     (939,817,898)       (25,366,964)   (1,288,548,383)
                                                        -------------     -------------      -------------     --------------
Net increase (decrease)                                      (438,619)      (23,499,844)         1,678,331        52,500,227
Shares outstanding at end of period                        54,973,855     1,959,410,569         55,412,474     1,973,542,802

Barrett International Shares*

Shares outstanding at beginning of period                          --    $           --
                                                       --------------    --------------
Shares issued in tax-free reorganization                      401,812        21,054,972
Shares sold                                                    22,276         1,181,680
Shares issued to shareholders in reinvestment
  of distributions                                                652            35,512
Shares redeemed                                                    --              (175)
Net increase (decrease)                                       424,740        22,271,989
Shares outstanding at end of period                           424,740        22,271,989

*For the period April 3, 1998 (commencement of sale of Barrett International Shares) to September 30, 1998.

                      C. Purchases and Sales of Securities

For the six months ended September 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $880,529,481 and $1,076,072,726, respectively.

                               D. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund pays to the Adviser a fee equal to an annual rate of 0.90% of the first $500,000,000 of average daily net assets, 0.85% of the next $500,000,000 of such net assets, 0.80% of the next $1,000,000,000 of such net assets, 0.75% of the next $1,000,000,000 of such net assets, and 0.70% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. For the six months ended September 30, 1998, the fees pursuant to this agreement amounted to $12,123,774, of which $1,830,682 is unpaid at September 30, 1998. This was equivalent to an annual effective rate of
 .81% of the Fund's average daily net assets.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Directors of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Directors of the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the classes of the Fund. For the six months ended September 30, 1998, the amount charged by SSC to the International and Barrett International classes for services to shareholders is $1,548,160 and $3,957, respectively, of which $253,047 is unpaid at September 30, 1998.

The International Shares of the Fund are one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended September 30, 1998, the Special Servicing Agreement expense charged to the International Shares of the Fund amounted to $358,843.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the International Shares of the Fund. For the six months ended September 30, 1998, the amount charged to the International Shares of the Fund by STC aggregated $984,654, of which $172,183 is unpaid at September 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended September 30, 1998, the amount charged to the Fund by SFAC aggregated $454,354, of which $70,938 is unpaid at September 30, 1998.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1998, Trustees' fees and expenses aggregated $26,197.

                                 E. Commitments

As of September 30, 1998, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $231,925.

           Contracts to Deliver                   In Exchange For              Settlement        Net Unrealized
                                                                                  Date            Appreciation
                                                                                                 (Depreciation)
                                                                                                     (U.S.$)
     ----------------------------------   ---------------------------------   --------------   --------------------

     Japanese Yen        9,845,626,279    U.S. Dollars          73,918,000       3/4/99             231,925

                               F. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.

Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder International Fund (the "Fund") at September 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
November 13, 1998

                                BLANK PAGE

                                BLANK PAGE

                        BARRETT INTERNATIONAL SHARES
                 345 Park Avenue, New York, New York 10154
                               (800) 854-8525

    Investment Manager
    Scudder Kemper Investments, Inc.
    345 Park Avenue
    New York, New York 10154

    Distributor
    Scudder Investor Services, Inc.
    Two International Place
    Boston, Massachusetts 02110

    Custodian
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

    Fund Accounting Agent
    Scudder Fund Accounting Corporation
    Two International Place
    Boston, Massachusetts 02110

    Transfer Agent and
    Dividend Disbursing Agent
    Scudder Service Corporation
    P.O. Box 9242
    Boston, Massachusetts 02205

    Legal Counsel
    Dechert, Price & Rhoads
    10 Post Office Square South
    Boston, Massachusetts 02109

    Independent Accountants
    PricewaterhouseCoopers LLP
    One Post Office Square
    Boston, Massachusetts 02109

                             -----------------

    This report is for the information of the shareholders. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior delivery of the Fund's current prospectus.












                              BARRETT INTERNATIONAL
                                     SHARES
                    -----------------------------------













                                SEMIANNUAL REPORT
                               SEPTEMBER 30, 1998


                          BARRETT INTERNATIONAL SHARES
                               ARE A CLASS OF THE
                           SCUDDER INTERNATIONAL FUND